UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 14, 2006

UNITED SURGICAL PARTNERS INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction ofincorporation)	000-32837 (Commission File Number)	75-2749762 (I.R.S. Employer Identification Number)

15305 Dallas Parkway Suite 1600 Addison, Texas (Address of principal executive offices)	75001 (Zip code)
Registrant’s telephone number, including area code: (972) 713-3500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
SIGNATURE

Item 1.01 Entry into a Material Definitive Agreement.
     On July 14, 2006, United Surgical Partners Holdings, Inc. (“Holdings”), a Delaware corporation and wholly-owned subsidiary of United Surgical Partners International, Inc., a Delaware corporation (the “Registrant”), certain subsidiaries of Holdings (the “New Guarantors”) and The Bank of New York Trust Company, N.A., a national banking association, as trustee under that certain Indenture, dated as of December 19, 2001, by and among Holdings, the guarantors from time to time party thereto, and The Bank of New York Trust Company, N.A., a national banking association, as successor to U.S. Trust Company of Texas, N.A. (the “Indenture”), entered into a First Supplemental Indenture to the Indenture. The First Supplemental Indenture provides that the New Guarantors, who were not originally party to the Indenture, will guarantee Holdings’ obligations under the 10% Senior Subordinated Notes due 2011 issued pursuant to the Indenture. The following New Guarantors executed the First Supplemental Indenture: American Endoscopy Services, Inc.; OrthoLink Radiology Services Corporation; Physicians Data Professionals, Inc.; Specialty Surgicenters, Inc.; SSI Holdings, Inc.; Surgicoe of Texas, Inc.; Surginet, Inc.; Surginet of Northwest Houston, Inc.; Surginet of Rivergate, Inc.; Surgis, Inc.; Surgis of Chico, Inc.; Surgis of St. Clairsville, Inc.; Surgis of Pearland, Inc.; Surgis of Phoenix, Inc.; Surgis of Redding, Inc.; Surgis of Sand Lake, Inc.; Surgis of Sonoma, Inc.; Surgis of Victoria, Inc.; Surgis of Willowbrook Inc.; Surgis of Woolbright, Inc.; Surgis Management Services, Inc.; United Surgical of Atlanta, Inc.; USP Alexandria, Inc.; USP Austin, Inc.; USP Austintown, Inc.; USP Baton Rouge, Inc.; USP Baltimore, Inc.; USP Belleville, Inc.; USP Bridgeton, Inc.; USP Cedar Park, Inc.; USP Central New Jersey, Inc.; USP Chesterfield, Inc.; USP Chicago, Inc.; USP Cleveland, Inc.; USP Coast, Inc.; USP Columbia, Inc. ; USP Corpus Christi, Inc.; USP Cottonwood, Inc.; USP Creve Coeur, Inc.; USP Decatur, Inc., f.k.a. Health Horizons of Decatur, Inc.; USP Destin, Inc.; USP Florissant, Inc. ; USP Fontana, Inc.; USP Glendale, Inc.; USP Houston, Inc.; USP Huntsville, Inc.; USP Indiana, Inc.; USP Kansas City, Inc.; USP Lyndhurst, Inc.; USP Michigan, Inc.; USP Midwest, Inc.; USP Mission Hills, Inc.; USP Newport News, Inc.; USP North Kansas City, Inc.; USP Oklahoma, Inc.; USP Olive, Inc.; USP Oxnard, Inc.; USP Philadelphia, Inc.; USP Phoenix, Inc.; USP Pittsburgh, Inc.; USP Reading, Inc.; USP Richmond, Inc.; USP Richmond II, Inc.; USP Rockwall, Inc.; USP Sacramento, Inc.; USP San Antonio, Inc.; USP San Gabriel, Inc.; USP Securities Corporation; USP St. Peters, Inc.; USP Sunset Hills, Inc.; USP Torrance, Inc.; USP Virginia Beach, Inc.; USP West Covina, Inc.; USP Westwood, Inc.; Endoscopy & Surgical Center of Orlando, LLC; Corpus Christi Holdings, LLC; ISS-Orlando, LLC; Pasadena Holdings, LLC; Same Day Surgery, LLC; Same Day Management, L.L.C.; Surgery Centers of America II, LLC; USP Nevada Holdings, LLC; USP Texas Air, L.L.C.; and WHASA, L.L.C.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED SURGICAL PARTNERS INTERNATIONAL, INC.
By:	/s/ Mark A. Kopser
Mark A. Kopser
Senior Vice President and Chief Financial Officer (Principal Financial Officer and duly authorized to sign this report on behalf of the Registrant)

Date: July 20, 2006